SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): May 14, 2003


                                   IMPATH INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-27750                13-3459685
(State or Other Jurisdiction of (Commission File Number)   (I.R.S. Employer
         Incorporation)                                    Identification No.)

  521 West 57th Street, New York, New York                        10019
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 698-0300
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

      On May 14, 2003, IMPATH Inc. (the "Company") announced that Richard P. Adelson has resigned, effective immediately, as President and Chief Operating Officer of the Company. The text of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

      Exhibit 99.1 - Press Release issued on May 14, 2003 by IMPATH Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2003
                                           IMPATH INC.

                                           By:  /s/ Richard Rosenzweig
                                                ----------------------------
                                                Name:  Richard Rosenzweig
                                                Title: Secretary and General
                                                       Counsel


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

                                  Exhibit Index

Exhibit 99.1 - Press Release issued on May 14, 2003 by IMPATH Inc.


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